UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————————————————————————————
FORM 8-K

 ————————————————————————————
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
November 27, 2017
Date of Report (Date of earliest event reported)

————————————————————————————
FCB FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

————————————————————————————

Delaware	001-36586	27-0775699
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
2500 Weston Road, Suite 300
Weston, Florida 33331
(Address of principal executive offices)
(954) 984-3313
(Registrant’s telephone number, including area code)
 ————————————————————————————
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01     Other Events.

Copies of the Agreement and Plan of Merger (the "Merger Agreement") dated as of November 27, 2017, by and among FCB Financial Holdings, Inc. ("FCB"), a wholly owned subsidiary of FCB and Floridian Community Holdings, Inc. ("Floridian Community"), and of the form of Voting Agreement entered into in connection with the Merger Agreement by certain officers, directors and other shareholders of Floridian Community, as described in the Current Report on Form 8-K filed by FCB on November 27, 2017, are filed as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits

99.1	Agreement and Plan of Merger dated as of November 27, 2017, by and among FCB, Floridian Community and Flamingo Sub, Inc.
99.2	Form of Voting Agreement between FCB and the stockholder parties thereto

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving FCB and Floridian Community. FCB intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Floridian Community and a prospectus of FCB, and FCB will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to Floridian Community shareholders seeking any required shareholder approvals. Before making any voting or investment decision, investors and security holders of Floridian Community are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by FCB with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by FCB may be obtained free of charge at its website at http://www.investors.floridacommunitybank.com. Alternatively, these documents, when available, can be obtained free of charge from FCB upon written request to FCB Financial Holdings, Inc., Attn: Investor Relations, 2500 Weston Road, Suite 300, Weston, Florida 33331, or by calling (954) 984-3313.

Information regarding the interests of certain of Floridian Community’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the registration statement on Form S-4 regarding the proposed transaction when it becomes available. Additional information about Floridian Community and its directors and officers may be found by accessing Floridian Community’s website at www.floridiancommunitybank.com under the tab “About Us.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCB FINACIAL HOLDINGS, INC.

Date:	November 29, 2017	By:	/s/ Jack Partagas
Name: Jack Partagas
Title: Chief Financial Officer